     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-21634

                                                                                                    Access One Trust
                                                                         (Exact name of registrant as specified in charter)

                            7501 Wisconsin Avenue, Suite 1000                                           Bethesda, MD                                                                    20814
                                                                          (Address of principal executive offices)                                                                                 (Zip code)

                                                                        Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                                          (Name and address of agent for service)

Registrant’s telephone number, including area code:                        (240) 497-6400

Date of fiscal year end:                              October 31

Date of reporting period:                           July 31, 2010

Item 1. Schedule of Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	July 31, 2010
(unaudited)

	Principal
	Amount	Value

U.S. Treasury Obligations (46.4%)
U.S. Treasury Notes, 1.750%, 7/31/15	$93,100,000	$93,776,430

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $93,325,477)		93,776,430

Repurchase Agreements (101.0%)
Bank of America, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $41,590,451 (Collateralized by $39,328,300 of various U.S. Treasury Notes, 1.38%–3.75%, 5/15/12-11/15/18, market value $42,422,083)	41,590,000	41,590,000
Deutsche Bank, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $67,931,736 (Collateralized by $68,894,000 of various U.S. Government Agency Obligations, 0.58%–4.13%, 2/3/12-12/21/12, market value $69,291,253)	67,931,000	67,931,000
HSBC, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $53,143,576 (Collateralized by $46,459,000 of various Federal National Mortgage Association Securities, 4.63%–5.00%, 10/15/13-3/15/16, market value $54,207,944)	53,143,000	53,143,000
UBS, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $13,862,150 (Collateralized by $14,135,000 of various Federal Home Loan Bank Securities, 0.50%–0.67%, 6/30/11-1/25/12, market value $14,149,413)	13,862,000	13,862,000
UMB, 0.12%, 8/2/10+, dated 7/30/10, with a repurchase price of $27,613,276 (Collateralized by $27,947,800 of various U.S. Treasury Obligations, 0.88%–2.38%, 8/31/10-1/31/11, market value $28,165,551)	27,613,000	27,613,000

TOTAL REPURCHASE AGREEMENTS
(Cost $204,139,000)		204,139,000

TOTAL INVESTMENT SECURITIES
(Cost $297,464,477)—147.4%		297,915,430
Net other assets (liabilities)—(47.4)%		(95,852,457)

NET ASSETS—100.0%		$202,062,973

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of July 31, 2010, the aggregate amount held in a segregated account was $27,250,000.

		Unrealized
		Appreciation/
	Contracts	(Depreciation)

Futures Contracts Purchased
5-Year U.S. Treasury Note Futures Contract expiring 10/1/10 (Underlying notional amount at value $62,666,023)	523	$1,122,953

See accompanying notes to the Schedules of Portfolio Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	July 31, 2010
(unaudited)

Credit Default Swap Agreements – Sell Protection(a)
			Implied Credit			Upfront
			Spread at			Premiums
	Fixed Deal	Maturity	July 31,	Notional	Market	Paid	Unrealized
Underlying Instrument	Receive Rate	Date	2010(b)	Amount(c)	Value(d)	(Received)	Gain (Loss)(e)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 14	5.00%	6/20/15	5.52%	$34,500,000	$(722,361)	$(1,093,250)	$567,347
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 14	5.00%	6/20/15	5.52%	70,100,000	(1,467,754)	(1,779,625)	711,052
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 14	5.00%	6/20/15	5.52%	61,600,000	(1,289,781)	(1,887,625)	948,622
CDX North America High Yield Index Swap Agreement with UBS AG; Series 14	5.00%	6/20/15	5.52%	35,400,000	(741,205)	(1,844,500)	1,304,878

					$(4,221,101)	$(6,605,000)	$3,531,899

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(d)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the Schedules of Portfolio Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	July 31, 2010
(unaudited)

	Principal
	Amount	Value

Repurchase Agreements (83.1%)
Bank of America, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $977,011 (Collateralized by $979,500 U.S. Treasury Notes, 1.38%, 5/15/12, market value $996,641)	$977,000	$977,000
Deutsche Bank, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $1,596,017 (Collateralized by $1,507,000 Federal Home Loan Mortgage Corp., 4.13%, 12/21/12, market value $1,630,540)	1,596,000	1,596,000
HSBC, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $1,249,014 (Collateralized by $1,141,000 of various U.S. Government Agency Obligations, 4.63%–5.13%, 7/15/12-10/15/13, market value $1,275,905)	1,249,000	1,249,000
UBS, 0.13%, 8/2/10+, dated 7/30/10, with a repurchase price of $324,004 (Collateralized by $329,900 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 0.67%–1.88%, 1/13/12-6/15/12, market value $330,995)	324,000	324,000
UMB, 0.12%, 8/2/10+, dated 7/30/10, with a repurchase price of $657,007 (Collateralized by $659,500 of various U.S. Treasury Obligations, 2.00%–4.50%, 9/30/10-9/30/11, market value $670,340)	657,000	657,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,803,000)		4,803,000

TOTAL INVESTMENT SECURITIES
(Cost $4,803,000)—83.1%		4,803,000
Net other assets (liabilities)—16.9%		975,600

NET ASSETS—100.0%		$5,778,600

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of July 31, 2010, the aggregate amount held in a segregated account was $610,000.

		Unrealized
		Appreciation/
	Contracts	(Depreciation)

Futures Contracts Sold
5-Year U.S. Treasury Note Futures Contract expiring 10/1/10 (Underlying notional amount at value $5,032,453)	42	$(53,332)

See accompanying notes to the Schedules of Portfolio Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	July 31, 2010
(unaudited)

Credit Default Swap Agreements – Buy Protection(a)
			Implied Credit			Upfront
			Spread at			Premiums
	Fixed Deal	Maturity	July 31,	Notional	Market	Paid	Unrealized
Underlying Instrument	Pay Rate	Date	2010(b)	Amount(c)	Value(d)	(Received)	Gain (Loss)(e)

CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 14	5.00%	6/20/15	5.52%	$1,400,000	$29,313	$17,500	$3,841
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 14	5.00%	6/20/15	5.52%	1,700,000	35,595	96,688	(70,773)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 14	5.00%	6/20/15	5.52%	1,200,000	25,126	9,000	9,292
CDX North America High Yield Index Swap Agreement with UBS AG; Series 14	5.00%	6/20/15	5.52%	1,700,000	35,595	14,875	11,039

					$125,629	$138,063	$(46,601)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(d)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected profit (or loss) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized gains as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the Schedules of Portfolio Investments.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments
July 31, 2010
(unaudited)

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying schedules of portfolio investments relate to the Funds included in this form (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as “non-diversified” under the 1940 Act. Each Fund has three classes of shares outstanding: Investor Class, Service Class and Class A. Effective October 1, 2010, Class A shares will no longer be available for purchase and exchange.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its schedules of portfolio investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of schedules of portfolio investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

A Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the “Advisor”). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and Access One Trust invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Short Sales

The Access Flex Bear High Yield Fund may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. The Fund will segregate cash or liquid instruments with the custodian or designate collateral for such securities sold short.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of July 31, 2010, there were no short sale transactions.

When-Issued Securities

Each Fund may purchase securities on a when-issued basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of July 31, 2010, the Funds did not hold any when-issued securities.

Derivative Instruments

Each Fund maintains exposure to the high yield market, regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. Each Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as "junk bonds"), other debt and money market instruments, futures contracts and options.

All open derivative positions at period end are reflected on each respective Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
July 31, 2010
(unaudited)

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts or bond futures contracts and options. The Funds use futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Funds generally choose to engage in closing or offsetting transactions before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is segregated as cash balances with brokers for futures contracts, if applicable, and is restricted to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amounts of variation margin. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Funds since future contracts are exchanged-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. As of July 31, 2010, the Funds did not hold any options.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swap agreements (“CDSs”). The Funds use swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
July 31, 2010
(unaudited)

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of a Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the unrealized gain/loss. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure each Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. A Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Funds, as applicable, collateralize swap agreements by segregating or designating cash and certain securities. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
July 31, 2010
(unaudited)

3.	Investment Valuation Summary

The valuation techniques employed by the funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using third party pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities, of sufficient credit quality and maturing in sixty days or less may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
July 31, 2010
(unaudited)

For the quarter ended July 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of July 31, 2010, based upon the three levels defined above, is included in the table below:

			LEVEL 2 – Other Significant
	LEVEL 1 – Quoted Prices		Observable Inputs		Total

		Other
	Investment	Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^

Access Flex High Yield Fund
U.S. Treasury Obligations	$93,776,430	$—	$—	$—	$93,776,430	$—
Repurchase Agreements	—	—	204,139,000	—	204,139,000	—
Futures Contracts	—	1,122,953	—	—	—	1,122,953
Swap Agreements	—	—	—	3,531,899	—	3,531,899

Total	$93,776,430	$1,122,953	$204,139,000	$3,531,899	$297,915,430	$4,654,852

Access Flex Bear High Yield Fund
Repurchase Agreements	$—	$—	$4,803,000	$—	$4,803,000	$—
Futures Contracts	—	(53,332)	—	—	—	(53,332)
Swap Agreements	—	—	—	(46,601)	—	(46,601)

Total	$—	$(53,332)	$4,803,000	$(46,601)	$4,803,000	$(99,933)

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss in the investment.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of July 31, 2010 from the valuations input levels used on April 30, 2010.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
July 31, 2010
(unaudited)

4.	Investment Risks

Counterparty Risk

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Funds. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enters into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, the Funds might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with the total return of the high yield market.

Underlying Risk

The Funds are subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Swap Index, even if a Fund does not itself hold these securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as "junk bonds") or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

Please refer to the Prospectus and the Statement of Additional Information, which is unaudited, for additional description of risks associated with the Funds.

5.	Federal Income Tax Information

At July 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

Access Flex High Yield	$297,464,477	$450,953	$—	$450,953
Access Flex Bear High Yield	4,803,000	—	—	—

6.	Transactions with Lehman Brothers, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

To the extent Lehman fails to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of this outstanding receivable on the Funds’ financial statements. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement balance due from Lehman in the Access Flex Bear High Yield Fund as of July 31, 2010, was $925,069 and is included in “net other assets (liabilities)”. The outstanding swap agreement balances due from (or to) Lehman in the Access Flex High Yield Fund have been substantially relieved as of July 31, 2010.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                   September 27, 2010

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   September 27, 2010

By (Signature and Title)*  /s/ Christopher E. Sabato
                                              Christopher E. Sabato, Treasurer and Principal Financial Officer

Date                  September 27, 2010

* Print the name and title of each signing officer under his or her signature.